Exhibit 99.4

PLBY Group Announces Commencement of Rights Offering for Common Stock

LOS ANGELES, Dec. 19, 2022 (GLOBE NEWSWIRE) – PLBY Group, Inc. (NASDAQ: PLBY) (the “Company”) announced today that it has commenced its common stock rights offering. Assuming that the rights offering is fully subscribed, the Company will receive gross proceeds of $50 million, less expenses related to the rights offering.

The Company is distributing to all holders of record of its common stock, par value $0.0001 (the “Common Stock”), as of 5:00 p.m., Eastern Time, on December 16, 2022 (the “Record Date”), for each share of the Common Stock held as of the Record Date, one non-transferable subscription right to purchase 0.30681187 of a share of Common Stock, at a subscription price of $3.50 per whole share, on such terms and subject to such conditions as may be required to comply with any applicable Nasdaq Global Market stock exchange rules and regulations. The Company will not issue fractional shares of Common Stock. Any fractional shares of the Common Stock that would remain after the exercise of the subscription rights will be rounded down to the nearest whole share, and any excess payments in respect thereof will be returned. In order to participate in the rights offering, holders of record must hold at least four shares of Common Stock as of the Record Date.

All holders of record with at least four shares of Common Stock held as of the Record Date will have the opportunity to participate in the rights offering and subscribe for newly issued shares of Common Stock in proportion to their respective ownership amount as of the Record Date. The rights offering will include an over-subscription privilege to permit each rights holder that exercises this basic subscription right in full to purchase additional shares of Common Stock (if any) that remain unsubscribed at the expiration of the rights offering. The availability of the over-subscription privilege will be subject to certain terms and restrictions set forth in the prospectus supplement. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the rights offering, then the aggregate over-subscription amount will be pro-rated among the holders exercising their respective over-subscription privileges (in proportion to the number of shares of Common Stock held after giving effect to all basic subscriptions).

Suhail Rizvi, the Company’s Chairman and Managing Director of Rizvi Traverse Management, the largest beneficial owner of the Company’s Common Stock; Ben Kohn, the Company’s Chief Executive Officer; and Builders Union and funds managed by affiliates of Fortress Investment Group LLC, both significant Company stockholders, have each indicated to the Company on a non-binding basis that they intend to participate in the rights offering.

The Company intends to use the net proceeds from the rights offering primarily for repayment of its senior debt, as well as other general corporate purposes.

The rights offering will expire at 5:00 p.m., Eastern Time, on January 17, 2023, unless extended by the Company. The Company reserves the right to amend or terminate the rights offering at any time prior to its expiration date.

The shares of Common Stock to be issued upon exercise of the rights will be listed for trading on the Nasdaq Global Market ("Nasdaq") under the symbol “PLBY.” The rights are non-transferable and the Company will not be listing the rights on Nasdaq or any other national securities exchange.

The Company expects that Morrow Sodali, the information agent for the rights offering, will mail rights certificates and a copy of the prospectus supplement (and accompanying base prospectus) for the rights offering to holders of record of Common Stock as of the Record Date beginning on or about December 19, 2022. Holders of shares of Common Stock held in “street name” through a brokerage account, bank or other nominee will not receive physical rights certificates and must instruct their broker, bank or other nominee whether to exercise subscription rights on their behalf. For any questions or further information about the rights offering, please call Morrow Sodali, the information agent for the rights offering, at (203) 561-6945 (for banks and brokers) or (800) 662-5200 (the toll free number for stockholders), or via email at PLBY@investor.morrowsodali.com.

Neither the Company nor its Board of Directors has made or will make any recommendation to holders regarding the exercise of rights. Holders should make an independent investment decision about whether or not to exercise their rights based on their own assessment of the Company’s business and the rights offering.

The offering of the Common Stock pursuant to the rights offering is being made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-267273) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) filed with the SEC on the date hereof.

The information herein is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the rights, Common Stock or any other securities, nor will there be any sale of the rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus supplement (and the accompanying base prospectus), which contains information about the Company and the rights offering, and should be read carefully before investing.

Jefferies LLC is acting as the dealer manager in connection with the rights offering.

About PLBY Group, Inc.

PLBY Group, Inc. is a global pleasure and leisure company connecting consumers with products, content, and experiences that help them lead more fulfilling lives. PLBY Group’s flagship consumer brand, Playboy, is one of the most recognizable brands in the world, driving billions of dollars annually in global consumer spending with products and content available in approximately 180 countries. PLBY Group’s mission — to create a culture where all people can pursue pleasure — builds upon almost seven decades of creating groundbreaking media and hospitality experiences and fighting for cultural progress rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, plans, projections and expectations regarding the rights offering, including the size, timing, intended participation of certain persons, anticipated proceeds therefrom and the use of such proceeds.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Factors that may cause such differences include prevailing market conditions, whether stockholders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the rights offering, in addition to (without limitation): (1) the impact of the COVID-19 pandemic on the Company’s business and acquisitions; (2) the inability to maintain the listing of the Company’s shares of common stock on Nasdaq; (3) the risk that the Company’s business combination, acquisitions or any proposed transactions disrupt the Company’s current plans and/or operations, including the risk that the Company does not complete any such proposed transactions or achieve the expected benefits from them; (4) the ability to recognize the anticipated benefits of the business combination, acquisitions, commercial collaborations, commercialization of digital assets and proposed transactions, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, and retain its key employees; (5) costs related to being a public company, acquisitions, commercial collaborations and proposed transactions; (6) changes in applicable laws or regulations; (7) the possibility that the Company may be adversely affected by global hostilities, supply chain disruptions, inflation, interest rates, foreign currency exchange rates or other economic, business, and/or competitive factors; (8) risks relating to the uncertainty of the projected financial information of the Company, including changes in our estimates of the fair value of certain of our intangible assets; (9) risks related to the organic and inorganic growth of the Company’s business, and the timing of expected business milestones; and (10) other risks and uncertainties indicated from time to time in the Company’s annual report on Form 10-K, including those under “Risk Factors” therein, and in the Company’s other filings with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date which they were made. The Company does not undertake any obligation to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contact

Investors: investors@plbygroup.com

Media: press@plbygroup.com